Exhibit 99.2

Unaudited Pro Forma Financial Information

On December 3, 2015, Cvent, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") by and among the Company, CrowdTorch LLC, a wholly owned subsidiary of the Company ("CrowdTorch") and Vendini, Inc., a California corporation ("Vendini"), pursuant to which Vendini purchased certain assets and assumed certain liabilities of CrowdTorch (such transaction, the "Disposition"). The purchased assets and assumed liabilities comprise CrowdTorch's business of consumer-oriented online and box office ticket sales, premium services and other marketing and promotional services directed towards performance venues and participation sports, including but not limited sales directed through LaughStub, TuneStub, and ElectroStub (the "Ticketing Business"). The purchased assets comprise substantially all of CrowdTorch's assets, other than CrowdTorch's mobile applications business.

The following unaudited pro forma consolidated financial statements have been prepared to give effect to the completed Disposition:

•
The unaudited pro forma consolidated balance sheet at September 30, 2015 gives effect to the Disposition as if it had occurred on September 30, 2015. The unaudited pro forma consolidated balance sheet is derived from the unaudited financial statements of Cvent at September 30, 2015.

•
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and for the nine months ended September 30, 2015 gives effect to the acquisition as if it had occurred on January 1, 2014. The unaudited pro forma consolidated statements of operations are derived from the Company's audited financial statements for the year ended December 31, 2014 and the unaudited financial statements for the nine months ended September 30, 2015.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and related notes of Cvent and the section entitled Management's Discussion and Analysis of Financial Condition and Results of Operations contained in (i) Cvent's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed on March 16, 2015 and (ii) Cvent's Quarterly Report on Form 10-Q for the quarter and nine months ended September 30, 2015, filed on November 4, 2015. The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of Cvent that would have been reported had the Disposition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the Company.

Cvent, Inc.
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2015
(in thousands, except share data)

	Cvent, Inc.	Ticketing Business		Pro Forma

Assets
Current assets:
Cash and cash equivalents	$127,174	$(1,440)	(a)	$125,734
Restricted cash	382	—		382
Short-term investments	31,406	—		31,406
Accounts receivable, net	22,537	(1,901)	(b)	20,636
Prepaid expense and other current assets	16,348	(2,083)	(b)	14,265
Deferred tax assets	8,881	—		8,881
Total current assets	206,728	(5,424)		201,304
Property and equipment, net	21,517	(610)	(b)	20,907
Capitalized software development costs, net	26,577	(2,244)	(b)	24,333
Intangible assets, net	15,252	(827)	(b)	14,425
Goodwill	33,461	(1,211)	(b)	32,250
Other assets, non-current, net	1,956	1,259	(b)	3,215
Total assets	$305,491	$(9,057)		$296,434
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,630	$(2,298)	(c)	$1,332
Accrued expenses and other current liabilities	24,096	(1,242)	(c)	22,854
Deferred revenue	72,796	(346)	(c)	72,450
Total current liabilities	100,522	(3,886)		96,636
Deferred tax liabilities, non-current	9,494	—		9,494
Deferred rent, non-current	11,422	(10)	(c)	11,412
Other liabilities, non-current	4,474	—		4,474
Total liabilities	125,912	(3,896)		122,016
Commitments and contingencies
Stockholders’ equity
Preferred stock	—	—		—
Common stock	42	—		42
Treasury stock	(3,966)	—		(3,966)
Additional paid-in capital	212,196	—		212,196
Accumulated other comprehensive loss	(256)	—		(256)
Accumulated deficit	(28,437)	(5,161)	(d)	(33,598)
Total stockholders’ equity	179,579	(5,161)		174,418
Total liabilities and stockholders’ equity	$305,491	$(9,057)		$296,434

Cvent, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2014
(in thousands, except share data)

	Cvent, Inc.	Ticketing Business		Pro Forma

Revenue	$142,245	$5,407	(e)	$136,838
Cost of revenue	42,066	3,117	(e)	38,949
Gross profit	100,179	2,290		97,889
Operating expenses:
Sales and marketing	61,764	2,684	(e)	59,080
Research and development	14,049	1,344	(e)	12,705
General and administrative	24,218	2,496	(e)	21,722
Intangible asset amortization, excluding cost of revenue	379	199	(e)	180
Total operating expenses	100,410	6,723		93,687
(Loss) income from operations	(231)	(4,433)		4,202
Interest income	1,595	2	(e)	1,593
Other loss	(434)	—		(434)
Income (loss) from operations before income taxes	930	(4,431)		5,361
(Benefit from) provision for income taxes	(864)	(1,772)	(f)	908
Net income (loss)	$1,794	$(2,659)		$4,453
Net income per common share:
Basic	$0.04			$0.11
Diluted	$0.04			$0.10
Weighted average common shares outstanding—basic	40,970,083			40,970,083
Weighted average common shares outstanding—diluted	43,172,673			43,172,673

Cvent, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2015
(in thousands, except share data)

	Cvent, Inc.	Ticketing Business		Pro Forma

Revenue	$136,808	$4,953	(e)	$131,855
Cost of revenue	43,659	2,761	(e)	40,898
Gross profit	93,149	2,192		90,957
Operating expenses:
Sales and marketing	58,644	2,723	(e)	55,921
Research and development	15,338	1,035	(e)	14,303
General and administrative	26,998	2,158	(e)	24,840
Intangible asset amortization, excluding cost of revenue	1,492	149	(e)	1,343
Total operating expenses	102,472	6,065		96,407
Loss from operations	(9,323)	(3,873)		(5,450)
Interest income	1,800	—		1,800
Other loss	(426)	—		(426)
Loss from operations before income taxes	(7,949)	(3,873)		(4,076)
(Benefit from) provision for income taxes	(703)	(1,549)	(f)	846
Net loss	$(7,246)	$(2,324)		$(4,922)
Net loss per common share:
Basic	$(0.17)			$(0.12)
Diluted	$(0.17)			$(0.12)
Weighted average common shares outstanding—basic	41,512,189			41,512,189
Weighted average common shares outstanding—diluted	41,512,189			41,512,189

Notes to the Unaudited Pro Forma
Consolidated Financial Statements of
Cvent, Inc.

Note 1. Basis of Pro Forma Presentation

The unaudited pro forma consolidated financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission for the purposes of inclusion in Cvent's Form 8-K prepared and filed in conjuction with the Disposition.

Certain information and certain disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP) have been condensed or omitted pursuant to such rules and regulations. However, the Company believes that the disclosures provided herein are adequate to make the information presented not misleading.

The following unaudited pro forma consolidated financial statements have been prepared to give effect to the completed Disposition:

•
The unaudited pro forma consolidated balance sheet at September 30, 2015 gives effect to the Disposition as if it had occurred on September 30, 2015. The unaudited pro forma consolidated balance sheet is derived from the unaudited financial statements of Cvent at September 30, 2015.

•
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and for the nine months ended September 30, 2015 gives effect to the acquisition as if it had occurred on January 1, 2014. The unaudited pro forma consolidated statements of operations are derived from the Company's audited financial statements for the year ended December 31, 2014 and the unaudited financial statements for the nine months ended September 30, 2015.

The unaudited pro forma consolidated financial statements should be read in conjuction with the historical consolidated financial statements and related notes of Cvent and the section entitled Management's Discussion and Analysis of Financial Condition and Results of Operations contained in (i) Cvent's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, filed on March 16, 2015 and (ii) Cvent's Quarterly Report on Form 10-Q for the quarter and nine months ended September 30, 2015, filed on November 4, 2015. The unaudited pro forma consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of Cvent that would have been reported had the Disposition been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition of the Company.

Note 2. Pro Forma Adjustments

The specific pro forma adjustments included in the unaudited pro forma consolidated financial statements are as follows:

(a)	Represents cash of the Ticketing Business provided to Buyer, net of cash consideration received from Buyer.
(b)	Represents net book value of assets sold to Buyer, net of consideration received from the Buyer.
(c)	Represents the Company's liabilities assumed by the Buyer.
(d)	Represents the Company's anticipated loss on disposition calculated as the net difference between the selling price and the net assets sold, including an allocation of Goodwill.
(e)	Represents the results of operations of the Company's Ticketing business for the period from January 1, 2014 to the date indicated.
(f)	Represents income tax expense calculated utilizing a combined state and federal statutory tax rate of 40%.